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Single Payment Deferred Combination Fixed and Variable Annuity Application.
Payment (or original of exchange/transfer request) must accompany Application. Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (the "Company") and address to: ANNUITY SERVICE OFFICE, P.O. BOX 9013, BOSTON, MA 02205-9013

PLEASE PRINT

1. OWNERS (APPLICANTS)

Name*
--------------------------------------------------
     First          Middle         Last

Address
--------------------------------------------------
       Street

--------------------------------------------------
     City           State          Zip

                                   ---------------
Sex [ ]M  [ ]F     Date of Birth:  |   |    |     |
                                   ---------------
                                  Month   Day  Year

Daytime Phone Number: (   )
                      -----------------------------

   -------------------          -------------------
   | | | | | | | | | |          | | | | | | | | | |
   -------------------          -------------------
 Social Security Number   or       Tax ID Number

Client Brokerage Acct.# (If applicable):
                                       ------------

CO-OWNER (OPTIONAL)

Name*
--------------------------------------------------
     First          Middle         Last

                                   ----------------
Sex [ ]M  [ ]F     Date of Birth:  |   |    |     |
                                   ----------------
                                  Month   Day  Year

   -------------------          -------------------
   | | | | | | | | | |          | | | | | | | | | |
   -------------------          -------------------
 Social Security Number   or       Tax ID Number

2. ANNUITANTS (IF DIFFERENT FROM OWNER)

Name*
--------------------------------------------------
     First          Middle         Last

Address
--------------------------------------------------
       Street

--------------------------------------------------
     City           State          Zip

                                   ----------------
Sex [ ]M  [ ]F     Date of Birth:  |   |    |     |
                                   ----------------
                                  Month   Day  Year

Daytime Phone Number: (   )
                      -----------------------------

   -------------------
   | | | | | | | | | |
   -------------------
 Social Security Number

CO-ANNUITANT (OPTIONAL)

Name*
--------------------------------------------------
     First          Middle         Last

                                   ----------------
Sex [ ]M  [ ]F     Date of Birth:  |   |    |     |
                                   ----------------
                                  Month   Day  Year

   -------------------
   | | | | | | | | | |
   -------------------
 Social Security Number


3. BENEFICIARIES
(Enclose signed letter if more information is required.)

Name*
----------------------------------------------------------
     First          Middle         Last       Relationship

                ----------------   -------------------
Date of Birth:  |   |    |     |   | | | | | | | | | |
                ----------------   -------------------
               Month   Day  Year  Social Security Number

Name*
----------------------------------------------------------
     First          Middle         Last       Relationship

                ----------------   -------------------
Date of Birth:  |   |    |     |   | | | | | | | | | |
                ----------------   -------------------
               Month   Day  Year  Social Security Number


CONTINGENT BENEFICIARY

Name*
----------------------------------------------------------
     First          Middle         Last       Relationship

                ----------------   -------------------
Date of Birth:  |   |    |     |   | | | | | | | | | |
                ----------------   -------------------
               Month   Day  Year  Social Security Number


4. MY INVESTMENT

Allocate payment with application of $_________________ as indicated below. (Minimum Investment of $25,000.
Allocation percentages must total 100%):

___% MAC Pacific Rim Emerging Markets (038)
___% T. Rowe Price Science & Technology (046)
___% Founders Int'l Small Cap (036)
___% A I M Aggressive Growth (052)
___% Franklin Emerging Small Company (050)
___% CGTC Small Company Blend (072)
___% A I M Mid Cap Growth (041)
___% Wellington Management Mid Cap Stock (075)
___% Fidelity Overseas (043)
___% Rowe Price-Fleming Int'l Stock (054)
___% Franklin Int'l Value (079)
___% Fidelity Mid Cap Blend (031)
___% AXA Rosenberg Small Company Value (121)
___% MSAM Global Equity (039)
___% SSgA Growth (035)
___% Fidelity Large Cap Growth (034)
___% MAC Quantitative Equity (053)
___% T. Rowe Price Blue Chip Growth (042)
___% MAC Real Estate Securities (057)
___% MAS Value (055)
___% Wellington Management Growth & Income (047)
___% CGTC U.S. Large Cap Value (067)
___% T. Rowe Price Equity-Income (037)
___% CGTC Income & Value (033)
___% Founders Balanced (058)
___% MAS High Yield (059)
___% SaBAM Strategic Bond (045)
___% PIMCO Global Bond (040)
___% PIMCO Total Return (175)
___% Wellington Management Inv Quality Bond (048)
___% CGTC Diversified Bond (032)
___% SaBAM U.S. Gov't Securities (044)
___% MAC Money Market (049)

Lifestyle Portfolios
___% Aggr 1000 (188)
___% Growth 820 (187)
___% Bal 640 (186)
___% Mod 460 (185)
___% Cons 280 (184)

Fixed Account
___% 1 Yr (051)

REMARKS








VISION.NY.APP 99
* Unless subsequently changed in accordance with terms of Contract issued.
NY 5/99

5. Type of Plan (Must be completed)

[ ] Non-Qualified or  [ ] IRA Rollover    [ ] IRA Transfer   [ ] IRA Tax Year
                                                                              --------
                      [ ] Profit Sharing  [ ] 401(k)         [ ] SEP IRA Tax Year
                                                                                 -----
                      [ ] Money Purchase  [ ] Keogh (HR-10)  [ ] 403(b) If ERISA [ ]

                      [ ] Defined Benefit                    [ ] Other
                                                                      ----------------

6. Signatures

(Irrevocable Beneficiary, if designated, must also sign application.)

STATEMENT OF APPLICANT:I/We agree that the Contract I/we have applied for shall not take effect until the later of:(1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information above is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Income Plan, I/we agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. I/We understand that unless I/we elect otherwise in the remarks section,the Maturity Date will be the later of the Annuitant's 85th birthday,or 10 years from the Contract Date. In no event will the Maturity Date exceed age 90.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR,WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.



----------------------------------------------------
Signed in (State)


----------------------------------------------------
Date Signed


----------------------------------------------------
Signature of Owner/Applicant


----------------------------------------------------
Signature of Co-Owner


----------------------------------------------------
Signature of Annuitant (if different from Owner)


----------------------------------------------------
Signature of Co-Annuitant (if different from Owner)


----------------------------------------------------
Signature of Irrevocable Beneficiary (if designated)



STATEMENT OF AGENT:Will this contract replace or change any existing life insurance or annuity in this or any other company? [ ] Yes [ ] No If yes,please explain under Remarks. I certify that I am authorized and qualified to discuss the Contract herein applied for.

------------------------------------------------------------------------------------------------------------------------------------
     Signature of Agent                           Print Full Name                  Name of Firm



------------------------------------------------------------------------------------------------------------------------------------
     Agent Number                             Agent Phone Number               State License ID Number


VISION.NY.APP.99

 * Unless subsequently changed in accordance with terms of Contract issued.

NY 5/99

Initial below each VENTURE VISION service option you wish to elect.

[ ] Owner MUST initial here to elect this option.      Automatic Rebalancing

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ] Quarterly    [ ] Semi-Annually (June & December)    [ ] Annually (December)

Rebalancing percentages as indicated by variable Investment Allocations elected on the first page of the application, unless subsequently changed.

[ ] Owner MUST initial here to elect this option.      Dollar Cost Averaging*
                                                       (Minimum Payment $6,000)

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed investment options. A maximum of 10% from the one-year fixed investment option may be transferred monthly (10% maximum waived for promotional DCA programs). Please make first transfer on ____/____/____ (mm/dd/yy).

START DATE: _____________ (Indicate day of month excluding 29th, 30th, or 31st.) If application is received AFTER the requested start date, transfers will commence on the requested day of the following month. If no start date is indicated or the selected start date falls on a weekend or holiday, transfers will commence on the next available business day.

Length of Transfer Period: [ ] Indefinitely (or as long as all source funds have balances.)
                           [ ] ______ Months

Source Fund                                   Monthly Amount

_______________________________________     $ _______________________________

Destination Fund                              Monthly Amount to Destination Fund

_______________________________________     $ _______________________________

_______________________________________     $ _______________________________

_______________________________________     $ _______________________________

________________________________________________________________________________
VISION.NY.APP.99        * Unless subsequently changed in                 NY 5/99
                   accordance with terms of Contract issued.

Initial below each VENTURE VISION service option you wish to elect.

/ / Owner MUST initial here to elect this option

                                         Income Plan * (Minimum Payment $12,000)


I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.



                  $           prorata from active variable portfolios OR
                   ----------

                  From:                                    $
                         -----------------------------        -----------------
                  From:                                    $
                         -----------------------------        -----------------
                  From:                                    $
                         -----------------------------        -----------------
                  From:                                    $
                         -----------------------------        -----------------
                  From:                                    $
                         -----------------------------        -----------------


Indicate frequency: / / Monthly   or / / Quarterly (January, April, July and
                                                   October)

                  Day of Withdrawal: / / 1st  / / 7th  / / 16th  or / /  26th


FEDERAL TAX INFORMATION (If no selection is made, the Company will NOT withhold taxes.)

Choose one:      / /  Do not withhold Federal Income Taxes

                 / / Withhold the 10% minimum (20% for 403(b) TSA accounts) for Federal Income Tax

                 / /  Withhold  $
                                 --------------


/ /   I wish to utilize Electronic Funds Transfer in the processing of my Income
Plan (may take 20 business days).

     A VOIDED CHECK MUST BE ATTACHED.

Or, if different from owner, make check payable to:


--------------------------------------------------------------------------------
First                         Middle                         Last

--------------------------------------------------------------------------------
Street                        City                State                Zip

(Allow 7 business days for receipt of check.)



VISION.NY.APP.99    * Unless subsequently changed with terms of Contract issued.
                                                                         NY 5/99